UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2007

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 2, 2007, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Company”) and JPMorgan Chase Capital XXI, a statutory trust formed under the laws of the State of Delaware (“XXI Trust”), closed the public offering of $850,000,000 aggregate liquidation amount of XXI Trust Floating Rate Capital Securities (the “XXI Capital Securities”), representing preferred beneficial interests in XXI Trust; and JPMorgan Chase and JPMorgan Chase Capital XXII, a statutory trust formed under the laws of the State of Delaware (“XXII Trust”), closed the public offering of $1,000,000,000 aggregate liquidation amount of XXII Trust 6.450% Capital Securities (the “XXII Capital Securities”), representing preferred beneficial interests in XXII Trust. The XXI Capital Securities and the XXII Capital Securities and the related guarantees have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-126750, 333-126750-04 and 333-126750-03).

In connection with the issuances of the XXI Capital Securities and the XXII Capital Securities, Sullivan & Cromwell LLP rendered opinions regarding certain tax matters. A copy of those opinions are attached as Exhibits 8.1 and 8.2.

Also in connection with the closing, the Company entered into two Replacement Capital Covenants (the “RCCs”), whereby, pursuant to Section 4(c)(i) therein, the Company agreed to notify holders of the Company’s 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035, of the rights granted to such holders under the RCCs. Such notification is being made with the filing of the RCCs that are attached as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are being filed and not furnished as part of this Current Report and are incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-126750, 333-126750-04 and 333-126750-03) of the Company and the XXI Trust and the XXII Trust.

8.1	Tax Opinion of Sullivan & Cromwell LLP dated February 2, 2007 (XXI Capital Securities)

8.2	Tax Opinion of Sullivan & Cromwell LLP dated February 2, 2007 (XXII Capital Securities)

99.1	Replacement Capital Covenant dated February 2, 2007 (XXI Capital Securities)

99.2	Replacement Capital Covenant dated February 2, 2007 (XXII Capital Securities)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony J. Horan
Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: February 2, 2007

EXHIBIT INDEX

8.1	Tax Opinion of Sullivan & Cromwell LLP dated February 2, 2007 (XXI Capital Securities)

8.2	Tax Opinion of Sullivan & Cromwell LLP dated February 2, 2007 (XXII Capital Securities)

99.1	Replacement Capital Covenant dated February 2, 2007 (XXI Capital Securities)

99.2	Replacement Capital Covenant dated February 2, 2007 (XXII Capital Securities)